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                             IMPORT HARTZ ASSOCIATES

                                    Landlord,


                                       and




                         THE LESLIE FAY COMPANIES, INC.

                                     Tenant


                             ----------------------


                                      LEASE

                             ----------------------


                                    Premises:

                                       in

                                  77 METRO WAY
                              SECAUCUS, NEW JERSEY


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                                TABLE OF CONTENTS

ARTICLES                                                                    PAGE
--------                                                                    ----

 1 - DEFINITIONS..............................................................1

 2 - DEMISE AND TERM..........................................................6

 3 - RENT.....................................................................6

 4 - USE OF DEMISED PREMISES .................................................7

 5 - PREPARATION OF DEMISED PREMISES..........................................7

 6 - TAX AND OPERATING EXPENSE PAYMENTS.......................................8

 7 - COMMON AREAS............................................................11

 8 - SECURITY................................................................12

 9 - SUBORDINATION...........................................................13

10 - QUIET ENJOYMENT.........................................................15

11 - ASSIGNMENT, SUBLETTING AND MORTGAGING...................................16

12 - COMPLIANCE WITH LAWS....................................................18

13 - INSURANCE AND INDEMNITY.................................................19

14 - RULES AND REGULATIONS...................................................22

15 - ALTERATIONS AND SIGNS...................................................22

16 - LANDLORD'S AND TENANT'S PROPERTY........................................23

17 - REPAIRS AND MAINTENANCE.................................................24

18 - UTILITY CHARGES.........................................................26

19 - ACCESS, CHANGES AND NAME................................................27

20 - MECHANICS' LIENS AND OTHER LIENS........................................28



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                                                                            PAGE
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21 - NON-LIABILITY AND INDEMNIFICATION.......................................28

22 - DAMAGE OR DESTRUCTION...................................................29

23 - EMINENT DOMAIN..........................................................31

24 - SURRENDER...............................................................32

25 - CONDITIONS OF LIMITATION................................................33

26 - RE-ENTRY BY LANDLORD....................................................34

27 - DAMAGES.................................................................35

28 - AFFIRMATIVE WAIVERS.....................................................37

29 - NO WAIVERS..............................................................38

30 - CURING TENANT'S DEFAULTS................................................38

31 - BROKER..................................................................39

32 - NOTICES.................................................................39

33 - ESTOPPEL CERTIFICATES...................................................39

34 - ARBITRATION.............................................................40

35 - MEMORANDUM OF LEASE.....................................................40

36 - MISCELLANEOUS...........................................................40


                                    EXHIBITS


Exhibit A - Demised Premises

Exhibit B - Description of Land

Exhibit C - Work letter



                                              -ii-

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                                                                            PAGE
                                                                            ----

Exhibit D - Rules and Regulations

Exhibit E - Permitted Encumbrances

Exhibit F - Lease Modification

Exhibit G - Parking Spaces





                                      -iii-

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         LEASE,  dated August 20, 1996 between  IMPORT HARTZ  ASSOCIATES,  a New
Jersey Limited Partnership, having an office at 400 Plaza Drive, Secaucus, New Jersey 07094- 3688 ("Landlord"), and THE LESLIE FAY COMPANIES, INC., a Delaware corporation, debtor-in-possession, having an office at 1412 Broadway, New York, New York ("Tenant").

                             ARTICLE 1 - DEFINITIONS

         1.01. As used in this Lease (including in all Exhibits and any Riders attached hereto, all of which shall be deemed to be part of this Lease) the following words and phrases shall have the meanings indicated:

         A.       Advance Rent: $122,039.16.

         B. Additional Charges: All amounts that become payable by Tenant to Landlord hereunder other than the Fixed Rent and Percentage Rent.

         C.       Architect:  Kenneth Carl Bonte, or as Landlord may designate.

         D.       Broker: None.

         E. Building: The buildings referred to on Exhibit A as Building A and Building B located on the Land and collectively known as 77 Metro Way, Secaucus, New Jersey.

         F. Building Fraction: The fraction expressed as a percentage (i.e. 3.89%), the numerator of which is the Floor Space of the Building
(approximately 401,678 square feet) and the denominator of which is the aggregate Floor Space of the buildings in the Development (i.e. approximately 10,337,983 square feet). If the aggregate Floor Space of the Building or the buildings in the Development shall be changed due to any construction or alteration, the denominator of the Building Fraction shall be increased or decreased to reflect such change.

         G.       Calendar Year: Any twelve-month period commencing on a January
1.

         H. Commencement Date: The date upon which both (a) the Assumption Approval is obtained and (b) the Demised Premises shall have been turned over to Tenant (notwithstanding that Landlord's Work may not be completed or may be ongoing as of such date).

         I. Common Areas: All areas, spaces and improvements in the Building and on the Land which Landlord makes available from time to time for the common use and benefit of the tenants and occupants of the Building and which are not exclusively available for use by a single tenant or occupant, including, without limitation, parking areas, roads, walkways, sidewalks, landscaped and planted areas, community rooms, if any, the managing agent's office, if any, and public rest rooms, if any.

         J. Demised Premises: The area outlined in red on the plan attached hereto as Exhibit A. The Demised Premises contains or will contain approximately 292,894 square feet of Floor Space on the first (1st) and second
(2nd) floor of the Building, 119,470 square feet of which is located in Building A and 173,424 square feet of which is located in Building B, subject to adjustment upon verification by the Architect.

         K. Development: All land and improvements owned by Landlord or its parents, subsidiaries, or affiliates, now existing or hereafter constructed, located south of Route 3, east of the Hackensack River, west of County Avenue and north of Castle Road.

         L. Development Common Areas: The roads and bridges that from time to time service and provide access to the Development for the common use of the tenants, invitees, occupants of the Development, that are maintained by Landlord or its related entities.

         M.       Expiration  Date:  The date that is the day  before  the tenth
(10th) anniversary of the Fixed Rent Commencement Date if the Fixed Rent Commencement Date is the first day of a month, or the tenth (10th) anniversary of the last day of the month in which the Fixed Rent Commencement Date occurs if the Fixed Rent Commencement Date is not the first day of a month. However, if the Term is extended by Tenant's effective exercise of Tenant's right, if any, to extend the Term, the "Expiration Date" shall be changed to the last day of the latest extended period as to which Tenant shall have effectively exercised its right to extend the Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

         N. Fixed Rent: Commencing on the Fixed Rent Commencement Date through the date which is the day before the fifth (5th) anniversary of the Fixed Rent Commencement Date, an amount at the annual rate of Five and 00/100 Dollars ($5.00) multiplied by the number of square feet of Floor Space of the Demised Premises; and from the fifth (5th) anniversary of the Fixed Rent Commencement Date of this Lease through the Expiration Date, an amount at the annual rate of Five and 75/100 ($5.75) Dollars multiplied by the number of square feet of Floor Space of the Demised Premises. It is intended that the Fixed Rent shall be an absolutely net return to Landlord throughout the Term, free of any expense, charge or other deduction whatsoever, with respect to the Demised Premises, the Building, the Land and/or the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupation thereof, or any portion thereof, with respect to any interest of Landlord therein, except as may otherwise expressly be provided in this Lease.

         O. Fixed Rent Commencement Date: The Fixed Rent Commencement Date shall have the meaning set forth in Paragraph R3 of the Rider to this Lease.

         P. Floor Space: Any reference to Floor Space of a demised premises shall mean the floor area stated in square feet bounded by the exterior faces of the exterior walls, or by the exterior or Common Areas face of any wall between the premises in question and any portion of

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the Common  Areas,  or by the center line of any wall  between  the  premises in question and space leased or available to be leased to a tenant or occupant, plus a pro rata portion of the floor area of the Common Areas in the Building; and any reference to Floor Space of the Building shall mean the aggregate Floor Space of the demised premises leased or which Landlord has available to be leased in the Building, measured in the same manner. There will be no reduction of Floor Space measurements for setbacks for store fronts or service entrances, and Floor Space of any premises with a setback for a store front shall be measured to the line of such premises as if such premises had no setback. Any reference to the Floor Space is intended to refer to the Floor Space of the entire area in question irrespective of the Person(s) who may be the owner(s) of all or any part thereof.

         Q.       Guarantor: None.

         R. Insurance Requirements: Rules, regulations, orders and other requirements of the applicable board of underwriters and/or the applicable fire insurance rating organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Land and Building, whether now or hereafter in force.

         S. Land: The Land consisting of Tract A and Tract B upon which the Building and Common Areas are located, as more particularly described on Exhibit B.

         T. Landlord's Work: The materials and work to be furnished, installed and performed by Landlord at its expense in accordance with the provisions of Exhibit C.

         U. Legal Requirements: Laws and ordinances of all federal, state, city, town, county, borough and village governments, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Land and Building, whether now or hereafter in force, including, but not limited to, those pertaining to environmental matters.

         V.       Mortgage: A mortgage and/or a deed of trust.

         W. Mortgagee: A holder of a mortgage or a beneficiary of a deed of trust.

         X. Operating Expenses: The sum of the following: (1) the cost and expense incurred (whether or not within the contemplation of the parties) for the repair, replacement, maintenance, policing, insurance and operation of the Building and Land, and (2) the Building Fraction of the sum of (a) the cost and expense incurred for the repair, replacement, maintenance, policing, insurance and operation of the Development Common Areas; and (b) the Real Estate Taxes, if any, attributable to the Development Common Areas. The "Operating Expenses" shall, include, without limitation, the following: (i) the cost for rent, casualty, liability, boiler and fidelity insurance, (ii) if an independent managing agent is employed by Landlord, the fees payable to such agent (provided the same are competitive with the fees payable to independent managing agents of

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comparable facilities),  (iii) costs and expenses incurred for legal, accounting and other professional services (including, but not limited to, costs and expenses for in-house or outside counsel, each at rates not to exceed the reasonable and customary charges for any such services as would be imposed in an arms length third party agreement for such services, plus (iv) if Landlord is itself managing the Building and has not employed an independent third party for such management, fifteen percent (15%) of the resulting total of all of the foregoing items making up "Operating Expenses" for Landlord's home office administration and overhead cost and expense. All items included in Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied.

         Y.       Intentionally omitted.

         Z. Permitted Uses: Warehousing and distribution of non-hazardous materials and ancillary offices, and a warehouse outlet store incidental to the operation of the warehouse portion of the Demised Premises in an area not to exceed the lesser of (i) 8,000 square feet of Floor Space or (ii) the size permitted by applicable zoning requirements.

         AA.      Person:  A  natural  person  or  persons,  a  partnership,   a
corporation, or any other form of business or legal association or entity.

         BB. Ready for Occupancy: The condition of the Demised Premises when the Demised Premises are delivered to Tenant (notwithstanding that Landlord's Work may be ongoing or incomplete at such time). The Landlord's Work shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises.

         CC. Real Estate Taxes: The real estate taxes, assessments and special assessments imposed upon the Building and Land by any federal, state, municipal or other governments or governmental bodies or authorities, and any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and Land, which expenses shall be allocated to the period of time to which such expenses relate. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (b) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof, provided, however, that absent an alteration in the method of taxation as set forth above, "Real Estate Taxes" shall not be deemed to include Landlord's gross receipts taxes, personal and corporate income taxes, inheritance and estate taxes, and other business taxes and assessments, franchise, gift and transfer taxes.

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         DD.      Rent: The Fixed Rent,  the Percentage  Rent and the Additional
Charges.

         EE. Rules and Regulations: The reasonable rules and regulations that may be promulgated by Landlord from time to time, which may be reasonably changed by Landlord from time to time. The Rules and Regulations now in effect are attached hereto as Exhibit D.

         FF. Security Deposit: Such amount as Tenant has deposited or hereinafter deposits with Landlord as security under this Lease. Tenant has deposited the sum of $1,000,000.00 in the form of a Letter of Credit with Landlord as security hereunder as of the date hereof.

         GG.      Successor Landlord:  As defined in Section 9.03.

         HH.      Superior Lease:  Any lease to which this Lease is, at the time referred to, subject and subordinate.

         II. Superior Lessor: The lessor of a Superior Lease or its successor in interest, at the time referred to.

         JJ.      Superior Mortgage: Any Mortgage to which this Lease is, at the time referred to, subject and subordinate.

         KK.      Superior  Mortgagee:  The Mortgagee of a Superior  Mortgage at
the time referred to.

         LL. Tenant's Fraction: The Tenant's Fraction shall mean the fraction, the numerator of which shall be the Floor Space of the Demised Premises and the denominator of which shall be the Floor Space of the Building (i.e. 292,894/401,678 or 72.92%). If the size of the Demised Premises or the Building shall be changed from the initial size thereof, due to any taking, any construction or alteration work or otherwise, the Tenant's Fraction shall be changed to the fraction, the numerator of which shall be the Floor Space of the Demised Premises and the denominator of which shall be the Floor Space of the Building. In the event Landlord reasonably determines that Tenant's utilization of any item of Operating Expenses exceeds the fraction referred to above, Tenant's Fraction with respect to such item shall, at Landlord's option, mean the percentage of any such item (but not less than the fraction referred to above) which Landlord reasonably estimates as Tenant's proportionate share thereof.

         MM.      Tenant's Property: As defined in Section 16.02.

         NN.      Tenant's Work: The facilities, materials and work which may be undertaken by or for the account of Tenant (other than the Landlord's Work) to equip, decorate and furnish the Demised Premises for Tenant's occupancy.

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         OO.      Term:  The  period  commencing  on the  Commencement  Date and ending at 11:59 p.m. of the Expiration Date, but in any event the Term shall end on the date when this Lease is earlier terminated.

         PP. Unavoidable Delays: A delay arising from or as a result of a strike, lockout, or labor difficulty, explosion, sabotage, accident, riot or civil commotion, act of war, fire or other catastrophe, Legal Requirement or an act of the other party and any cause beyond the reasonable control of that party, provided that the party asserting such Unavoidable Delay has exercised its best efforts to minimize such delay.

                           ARTICLE 2 - DEMISE AND TERM

         2.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, for the Term. This Lease is subject to (a) the matters set forth on Exhibit E annexed hereto, and (b) easements now or hereafter created by Landlord in, under, over, across and upon the Land for sewer, water, electric, gas and other utility lines and services now or hereafter installed; provided, however, Landlord represents covenants and warrants to Tenant that the Demised Premises may be used and occupied for the purposes set forth herein; and that the foregoing shall in no manner interfere with Tenant's use and quiet enjoyment of the Demised Premises. Promptly following the Commencement Date, the parties hereto shall enter into an agreement in form and substance satisfactory to Landlord setting forth the Commencement Date.

                                ARTICLE 3 - RENT

         3.01. Commencing on the Fixed Rent Commencement Date, Tenant shall pay the Fixed Rent in equal monthly installments in advance on the first day of each and every calendar month during the Term (except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the Advance Rent, to be applied against the first installment or installments of Fixed Rent becoming due under this Lease). If the Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for the partial calendar month at the commencement of the Term shall be prorated.

         3.02. The Rent shall be paid in lawful money of the United States to Landlord at its office, or such other place, or Landlord's agent, as Landlord shall designate by notice to Tenant. Tenant shall pay the Rent promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. If Tenant makes any payment to Landlord by check, same shall be by check of Tenant and Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails, and no lateness or failure of the

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mails  will  excuse  Tenant  from its  obligation  to have made the  payment  in question when required under this Lease.

         3.03. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

         3.04. If Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.

         3.05. In the event that any installment of Rent due hereunder shall remain unpaid for five (5) days or more after its due date, a "Late Charge" equal to four percent (4%) or the maximum rate permitted by law, whichever is less ("Late Payment Rate") for Rent so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. Any such Late Charges if not previously paid shall, at the option of the Landlord, be added to and become part of the next succeeding Rent payment to be made hereunder.

                       ARTICLE 4 - USE OF DEMISED PREMISES

         4.01. Tenant shall use and occupy the Demised Premises for the Permitted Uses, and Tenant shall not use or permit or suffer the use of the Demised Premises or any part thereof for any other purpose.

         4.02. If any governmental license or permit, including a certificate of occupancy or certificate of continued occupancy (a "Certificate of Occupancy") shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised Premises, in any manner which (a) violates the Certificate of Occupancy for the Demised Premises or for the Building; (b) causes or is liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the Legal Requirements or Insurance Requirements; (d) impairs or tends to impair the character, reputation or appearance of the Building; (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building.

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                   ARTICLE 5 - PREPARATION OF DEMISED PREMISES

         5.01. The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner described in, and subject to the provisions of, Exhibit C. Tenant shall occupy the Demised Premises promptly after the same are delivered to Tenant by Landlord giving to Tenant a notice of such effect. Except as expressly provided to the contrary in this Lease, the taking of possession by Tenant of the Demised Premises shall be conclusive evidence as against Tenant that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was taken. Except as expressly provided to the contrary in this Lease, Tenant is leasing the Demised Premises "as is" on the date hereof, subject to reasonable wear and tear and the rights of the present occupant(s) of the Demised Premises to remove its or their trade fixtures and other property from the Demised Premises.

         5.01.(b) Tenant shall, upon request of Landlord, provide Landlord with Tenant's plans and specifications for the Tenant's initial alterations and fit up of the Demised Premises.

         5.02. If the substantial completion of Landlord's Work shall be delayed due to (a) any act or omission of Tenant or any of its employees, agents or contractors (including, without limitation, [I] any delays due to changes in or additions to the Landlord's Work, or [ii] any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorizations or approvals), or (b) any additional time needed for the completion of the Landlord's Work by the inclusion in the Landlord's Work of any items specified by Tenant that require long lead time for delivery or installation, then the Demised Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Demised Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date specifying such details with reasonable particularity.

         5.03. If Landlord is unable to give possession of the Demised Premises on the Commencement Date because of the holding-over or retention of possession by any tenant, undertenant or occupant, Landlord shall not be subject to any liability for failure to give possession, the validity of this Lease shall not be impaired under such circumstances, and the Term shall not be extended, but the Rent shall be abated if Tenant is not responsible for the inability to obtain possession.

         5.04. Landlord reserves the right, at any time and from time to time, to increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas and the Building and any other buildings and other improvements on the Land and in the Development, including, without limitation, the right to move and/or remove same, provided that any modifications to the Common Areas or the Building shall not unreasonably block or interfere

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with Tenant's  means of ingress or egress to and from the Demised  Premises,  or materially and adversely interfere with Tenant's use of the Demised Premises for the Permitted Uses.

                 ARTICLE 6 - TAX AND OPERATING EXPENSE PAYMENTS

         6.01. Commencing on the Fixed Rent Commencement Date, Tenant shall pay to Landlord, as hereinafter provided, Tenant's Fraction of the Real Estate Taxes. Tenant's Fraction of the Real Estate Taxes shall be the Real Estate Taxes in respect of the Building for the period in question, multiplied by the Tenant's Fraction, plus the Real Estate Taxes in respect of the Land for the period in question, multiplied by the Tenant's Fraction. If any portion of the Building shall be exempt from all or any part of the Real Estate Taxes, then for the period of time when such exemption is in effect, the Floor Space on such exempt portion shall be excluded when making the above computations in respect of the part of the Real Estate Taxes for which such portion shall be exempt. Landlord shall estimate the annual amount of Tenant's Fraction of the Real Estate Taxes (which estimate may be changed by Landlord at any time and from time to time), and Tenant shall pay to Landlord 1/12th of the amount so estimated on the first day of each month in advance. Tenant shall also pay to Landlord on demand from time to time the amount which, together with said monthly installments, will be sufficient in Landlord's estimation to pay Tenant's Fraction of any Real Estate Taxes thirty (30) days prior to the date when such Real Estate Taxes shall first become due. When the amount of any item comprising Real Estate Taxes is finally determined for a real estate fiscal tax year, Landlord shall submit to Tenant a statement in reasonable detail of the same, and the figures used for computing Tenant's Fraction of the same, and if Tenant's Fraction so stated is more or less than the amount theretofore paid by Tenant for such item based on Landlord's estimate, Tenant shall pay to Landlord the deficiency within ten (10) days after submission of such statement, or Landlord shall, at its sole election, either refund to Tenant the excess or apply same to future installments of Real Estate Taxes due hereunder. Any Real Estate Taxes for a real estate fiscal tax year, a part of which is included within the Term and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the Term, and the real estate fiscal tax year for any improvement assessment will be deemed to be the one-year period commencing on the date when such assessment is due, except that if any improvement assessment is payable in installments, the real estate fiscal tax year for each installment will be deemed to be the one-year period commencing on the date when such installment is due. The above computations shall be made by Landlord in accordance with generally accepted accounting principles, and the Floor Space referred to will be based upon the average of the Floor Space in existence on the first day of each month during the period in question. In addition to the foregoing, Tenant shall be responsible for any increase in Real Estate Taxes attributable to assessments for improvements installed by or for the account of Tenant at the Demised Premises. If the Demised Premises are not separately assessed, the amount of any such increase shall be determined by reference to the records of the tax assessor.

         6.02. Real Estate Taxes, whether or not a lien upon the Demised Premises shall be apportioned between Landlord and Tenant at the beginning and end of the Term; it being intended that Tenant shall pay only that portion of the Real Estate Taxes as is allocable to the Demised Premises for the Term.

         6.03. Commencing on the Commencement Date, Tenant shall pay to Landlord, as hereinafter provided, Tenant's Fraction of the Operating Expenses. Tenant's Fraction of the Operating Expenses shall be the Operating Expenses for the period in question, multiplied by Tenant's Fraction. Landlord shall estimate Tenant's annual Fraction of the Operating Expenses (which estimate may be reasonably changed by Landlord from time to time), and Tenant shall pay to Landlord 1/12th of the amount so estimated on the first day of each month in advance. If at any time Landlord changes its estimate of Tenant's Fraction of the Operating Expenses for the then current Calendar Year or partial Calendar Year, Landlord shall give notice to Tenant of such change and within ten (10) days after such notice Landlord and Tenant shall adjust for any overpayment or underpayment during the prior months of the then current Calendar Year or partial Calendar Year. After the end of each Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Landlord shall submit to Tenant a statement in reasonable detail stating Tenant's Fraction of the Operating Expenses for such Calendar Year, or partial Calendar Year in the event the Term shall begin on a date other than a January 1st and/or end on a date other than a December 31st, as the case may be, and stating the Operating Expenses for the period in question and the figures used for computing Tenant's Fraction, and if Tenant's Fraction so stated for such period is more or less than the amount paid for such period, Tenant shall pay to Landlord the deficiency within ten (10) days after submission of such statement, or Landlord shall, at its sole election, either refund to Tenant the excess or apply same to future installments of Operating Expenses due hereunder. All computations shall be made in accordance with generally accepted accounting principles.

         6.04. Each such statement given by Landlord pursuant to Section 6.01 or Section 6.03 shall be conclusive and binding upon Tenant unless within 30 days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute is not settled by agreement, either party may submit the dispute to arbitration as provided in
Article 34. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) days after receipt of such statement, pay the Additional Charges in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement.

         6.05. Provided Tenant shall not then be in default hereunder beyond any applicable notice or cure periods, Tenant may file and pursue a Real Estate Tax appeal upon Landlord's consent thereto, which consent shall not be unreasonably withheld; provided, however, that, Landlord shall have the right, but not the obligation, to have its counsel join in any such Real Estate Tax appeal as co-counsel. If Tenant desires to protest Real Estate Taxes, Tenant shall have the right to proceed with such protest at Tenant's sole cost and expense. If Tenant cannot proceed in its own name, Landlord shall permit Tenant to proceed in Landlord's name and Landlord shall execute all documents required thereby and promptly return the same to Tenant. Furthermore, Tenant may request that Landlord file and prosecute a Real Estate Tax appeal on Tenant's behalf, at Tenant's expense. If Landlord declines to file or prosecute such Real Estate Tax appeal, Landlord shall provide to Tenant its reasons for declining and Tenant shall be free to file and prosecute such Real Estate Tax appeal for its own account, subject to the terms and provisions of this Section 6.05. If either party shall prosecute a Real Estate Tax Appeal, the other party will cooperate and furnish any pertinent information in its files reasonably required by the prosecuting party. In the event any Real Estate Tax appeal is filed by Tenant: (i) Tenant shall provide Landlord with written notice of Tenant's intention to file such tax appeal not less than thirty (30) days prior to the filing of same and Tenant shall provide Landlord with copies of all filings and all appraisal reports and discovery obtained in connection therewith, (ii) Landlord reserves the right, but not the obligation, to prosecute such appeal itself and in such event may require Tenant to withdraw any appeal filed by Tenant in the event Landlord files an appeal with respect to the subject matter of Tenant's appeal, or at Landlord's option, Landlord shall have the right at any time, but not the obligation, to prosecute such appeal itself, (iii) any such appeal (other than an appeal prosecuted by Landlord under (ii) above) shall be at Tenant's sole cost and expense, (iv) Tenant shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including experts' and attorneys' fees and expenses), resulting from or incurred in connection with any Real Estate Tax appeal commenced pursuant to this paragraph, including but not limited to any increase in Real Estate Taxes resulting therefrom, and (v) Tenant shall keep Landlord advised as to the status of any such proceedings filed by Tenant. If any cash payment refund is received as a result of such proceedings the party herein paying the costs of such proceeding shall be entitled to reimbursement from such cash payment of its reasonable costs incurred as a result of pursuing such proceeding (the "Cost Reimbursement"). In the event that Landlord receives a refund or credit for Real Estate Taxes from any taxing authority for any period in respect to which Tenant paid such Real Estate Taxes, Landlord shall promptly notify Tenant thereof and, provided that Tenant shall not then be in default hereunder beyond any applicable notice and/or cure period, refund to Tenant, Tenant's Fraction of the net amount of such refund or credit, after deducting and paying over to the party entitled to the same the Reimbursement Costs. In the event Tenant obtains directly from any taxing authority any refund in connection with any such tax appeal, such refund shall be paid over to Landlord and Landlord shall refund to Tenant, Tenant's Fraction of the net amount of such refund or credit, after deducting and paying over to the party entitled to the same the Reimbursement Costs. Any abatement of Real Estate Taxes shall be reflected in the tax bills and calculations submitted by Landlord to Tenant, and thus passed on to Tenant proportionately.

                            ARTICLE 7 - COMMON AREAS

         7.01. Except as may be otherwise expressly provided in this Lease, Landlord will operate, manage, equip, light, repair and maintain, or cause to be operated, managed, equipped, lighted, repaired and maintained, the Common Areas for their intended purposes. Landlord reserves the right, at any time and from time to time, to construct within the Common Areas kiosks, fountains, aquariums, planters, pools and sculptures, and to install vending machines, telephone booths, benches and the like, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises.

         7.02. Tenant and its subtenants and concessionaires, and their respective officers, employees, agents, customers and invitees, shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant such right, but subject to the Rules and Regulations, to use the Common Areas. Landlord reserves the right, at any time and from time to time, to close temporarily all or any portions of the Common Areas when in Landlord's reasonable judgment any such closing is necessary or desirable (a) to make repairs or changes or to effect construction, (b) to prevent the acquisition of public rights in such areas, (c) to discourage unauthorized parking, or (d) to protect or preserve natural persons or property. Landlord may do such other acts in and to the Common Areas as in its judgment may be desirable to improve or maintain same.

         7.03. Tenant agrees that it, any subtenant or licensee and their respective officers, employees, contractors and agents will park their automobiles and other vehicles only where and as permitted by Landlord. Tenant will, if and when so requested by Landlord, furnish Landlord with the license numbers of any vehicles of Tenant, any subtenant or licensee and their respective officers, employees and agents. See Rider Paragraph R5.

                              ARTICLE 8 - SECURITY

         8.01. (a) In the event Tenant deposits with Landlord any Security Deposit, the same shall be held as security for the full and faithful payment and performance by Tenant of Tenant's obligations under this Lease. If Tenant defaults in the full and prompt payment and performance of any of its obligations under this Lease, including, without limitation, the payment of Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of Tenant's obligations under this Lease, including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the security, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied and retained, as security as aforesaid. If Tenant shall fully and faithfully pay and perform all of Tenant's obligations under this Lease, the Security Deposit or any balance thereof to which Tenant is entitled shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale or leasing of the Land, Landlord shall have the right to transfer the security to which Tenant is entitled to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         8.01. (b) Tenant shall provide to Landlord an irrevocable transferable Letter of Credit in the amount of the Security Deposit in form and substance satisfactory to Landlord and issued by a financial institution approved by Landlord. Landlord shall have the right, upon written notice to Tenant (except that for Tenant's non-payment of Rent or for Tenant's failure to comply with Article 8.03, no such notice shall be required) and regardless of the exercise of any other remedy the Landlord may have by reason of a default, to draw upon said Letter of Credit to apply same to any default of Tenant or for any purpose authorized by Section 8.01(a) of this Lease and if Landlord does so, Tenant shall, upon demand, additionally fund the Letter of Credit with the amount so drawn so that Landlord shall have the full deposit on hand at all times during the Term of the Lease and for a period of thirty (30) days' thereafter. In the event of a sale of the Building or a lease of the Building subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee.

         8.02. The Letter of Credit shall expire not earlier than thirty (30) days after the Expiration Date of this Lease. Upon Landlord's prior consent, the Letter of Credit may be of the type which is automatically renewed on an annual basis. In the alternative, such Letter of Credit may be of a duration of one (1) year, provided Tenant provides a replacement Letter of Credit on or before the date which is forty-five (45) days prior to the expiration date of such Letter of Credit ("Annual Renewal Date"). In any event, Tenant shall maintain the Letter of Credit and its renewals in full force and effect during the entire Term of this Lease (including any renewals, replacements or extensions) and for a period of thirty (30) days thereafter. The Letter of Credit will contain a provision requiring the issuer thereof to give the beneficiary (Landlord) thirty
(30) days' advance written notice of its intention not to renew the Letter of Credit on the next Annual Renewal Date.

         8.03. In the event Tenant shall fail to deliver to Landlord a substitute irrevocable Letter of Credit, in the amount stated above, on or before thirty (30) days prior to the next Annual Renewal Date, Landlord shall be permitted, upon two (2) days written notice to Tenant, to draw upon the Letter of Credit and treat the proceeds thereof as a cash Security Deposit and apply same to any default of Tenant or for any purpose authorized by Section 8.01(a) of this Lease. In the event of a draw upon the Letter of Credit pursuant to this
Section 8.03, Landlord shall have the right, but not the obligation, to demand that Tenant replace the cash Security Deposit with a Letter of Credit meeting the requirements of this Article upon not less than thirty (30) days prior written notice, and Landlord may treat a failure by Tenant to furnish such Letter of Credit as a default under this Lease.

                            ARTICLE 9 - SUBORDINATION

         9.01. Subject to the provisions of Section 9.05 of this Lease, this Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases and underlying leases of the Land and/or the Building now or hereafter existing and to all Mortgages which may now or hereafter affect the Land and/or building and/or any of such leases, whether or not such Mortgages or leases shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extensions of such leases and such Mortgages and spreaders and consolidations of such Mortgages. The provisions of this Section 9.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the Mortgagee of any such Mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instruments within 10 days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant.

         9.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee or Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

         9.03. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord(s) shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be liable for the return of any Security Deposit, in whole or in part, to the extent that same is not paid over to the Successor Landlord; or (d) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Fixed Rent or Additional Charges, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor of the Superior Lease or the Mortgagee of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         9.04. If any then present or prospective Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall request, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights or obligations under this Lease.

         9.05. Landlord will request that all Superior Mortgagees and Superior Lessors (unless such Superior Lease provides for automatic non-disturbance) under Superior Mortgages or Superior Leases in existence as of the date of this Lease enter into a subordination, non-disturbance and attornment agreement (a "SNA") with Tenant on such Superior Mortgagee's standard form. In the event Landlord does not obtain such SNAs from such Superior Mortgagees by the date which is the later to occur of sixty (60) days after the date hereof or ten (10) days after the Assumption Approval (the "SNA Date"), Tenant shall have the right to terminate this Lease upon thirty (30) days written notice to Landlord given not later than the SNA Date (provided that such termination notice shall be nullified if Landlord obtains such SNA within said thirty (30) days. Subordination of this Lease pursuant to Section 9.01 with respect to any Superior Lease or Superior Mortgage entered into after the date of this Lease shall be conditioned upon the Superior Lessor or Superior
Mortgagee thereunder entering into a SNA with Tenant (a SNA on such Superior Mortgagee's or Superior Lessor's standard form shall be considered reasonably acceptable for purposes hereof).

         9.06. Tenant acknowledges that the portion of the Land upon which Tract A is located is subject to a long term ground lease pursuant to which Landlord leases said portion of the Land. In the event said ground lease is terminated this Lease shall become a direct lease with the fee owner with respect to such portion of the Land. In the event that the ground lease is terminated and the fee owner of Tract A and the fee owner of Tract B are different: (a) Tenant shall, upon request of either fee owner, consent to a pro rata division of the Fixed Rent and Percentage Rent between the fee owner of Tract A and the fee owner of Tract B; (b) any Additional Charges, such as Real Estate Taxes and Operating expenses shall be allocated respectively to Tract A and Tract B to the extent such Additional charges relate specifically to such parcels; (c) any Additional Charges which are not separately allocated shall be paid jointly to the fee owners of Tract A and Tract B. In the event that the ground lease is terminated and the fee owner of Tract A and the fee owner of Tract B are different and fail to jointly direct Tenant with respect to any consent required of Landlord under this Lease, or if there is a conflict with respect to such direction, the direction of the fee owner of Tract A, shall be controlling.

                          ARTICLE 10 - QUIET ENJOYMENT

         10.01. So long as Tenant pays all of the Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Superior Mortgages.

               ARTICLE 11 - ASSIGNMENT, SUBLETTING AND MORTGAGING

         11.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, (a) assign or otherwise transfer this Lease, or offer or advertise to do so, (b) sublet the Demised Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord.

         11.02. If at any time (a) the original Tenant named herein, (b) the then Tenant, (c) any Guarantor, or (d) any Person owning a majority of the voting stock of, or directly or indirectly controlling, the then Tenant shall be a corporation or partnership, any transfer of voting stock or partnership interest resulting in the person(s) who shall have owned a majority of such corporation's shares of voting stock or the general partners' interest in such partnership, as the case may be, immediately before such transfer, ceasing to own a majority of such shares of voting stock or general partner's interest, as the case may be, except as the result of transfers by inheritance, shall be deemed to be an assignment of this Lease as to which Landlord's consent shall have been required, and in any such event Tenant shall notify Landlord. The provisions of this Section 11.02 shall not be applicable to any corporation all the outstanding voting stock of which is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the over-the-counter market with quotations reported by the National Association of Securities Dealers through its automated system for reporting quotations and shall not apply to transactions with a corporation into or with which the then Tenant is merged or consolidated or to which substantially all of the then Tenant's assets are transferred or to any corporation which controls or is controlled by the then Tenant or is under common control with the then Tenant, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to Fifty Million Dollars ($50,000,000), and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction. For the purposes of this Section, the words "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Landlord shall have the right at any time and from time to time during the Term to inspect the stock record books of the corporation to which the provisions of this Section 11.02 apply, and Tenant will produce the same on request of Landlord.

         11.03. If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 11.01 or
Section 11.02, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article 11. References in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall be construed as including also licensees and others claiming under or through Tenant, immediately or remotely.

         11.04. Any permitted assignment or transfer, whether made with Landlord's consent pursuant to Section 11.01 or without Landlord's consent if permitted by Section 11.02, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume Tenant's obligations under this Lease and whereby the assignee shall agree that all of the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect to all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original Tenant and any other person(s) who at any time was or were Tenant shall remain fully liable for the payment of the Rent and for Tenant's other obligations under this Lease.

         11.05. The liability of the original named Tenant and any other Person(s) who at any time are or become responsible for Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord extending the time of, or modifying any of the terms or obligations under this Lease, or by any waiver or failure of Landlord to enforce, any of this Lease.

         11.06. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others. Notwithstanding anything contained in this Lease to the contrary, Landlord shall have the absolute right to withhold its consent to an assignment or subletting to a Person who is otherwise a tenant or occupant, or is in discussions with Landlord or Landlord's affiliated entities in connection with becoming a tenant or occupant of the Building, or of a building owned or managed by Landlord or its affiliated entities.

         11.07. Without limiting any of the provisions of Article 27, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one
(1) year's Fixed Rent plus an amount equal to the Additional Charges for the Calendar Year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for security in Article 8.

         11.08. If Tenant shall propose to assign or in any manner transfer this Lease or any interest therein, or sublet the Demised Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Demised Premises by any person, Tenant shall give notice thereof to Landlord, together with a copy of the proposed instrument that is to accomplish same and such financial and other information pertaining to the proposed assignee, transferee, subtenant, concessionaire or licensee as Landlord shall require. Notwithstanding anything contained in this Lease to the contrary, Landlord shall not be obligated to entertain or consider any request by Tenant to consent to any proposed assignment of this Lease or sublet of all or any part of the Demised Premises, unless each request by Tenant is accompanied by a non-refundable fee payable to Landlord in the amount of One Thousand Dollars ($1,000.00) to cover Landlord's administrative, legal, and other costs and expenses incurred in processing each of Tenant's requests. Neither Tenant's payment nor Landlord's acceptance of the foregoing fee shall be construed to impose any obligation whatsoever upon Landlord to consent to Tenant's request.

                        ARTICLE 12 - COMPLIANCE WITH LAWS

         12.01. Tenant shall comply with all Legal Requirements which shall, in respect of the Demised Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Demised Premises, impose any violation, order or duty on Landlord or Tenant; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 12.01. However, Tenant need not comply with any such law or requirement of any public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 12.02.

         12.02. Tenant may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, and neither the Demised Premises nor any part thereof shall be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord either (i) the bond of a surety company satisfactory to Landlord, which bond shall be, as to its provisions and form, satisfactory to Landlord, and shall be in an amount at least equal to 100% of the cost of such compliance (as estimated by a reputable contractor designated by Landlord) and shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance, or (ii) other security in place of such bond satisfactory to Landlord; (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent, as an individual, is charged with a crime of any kind or degree whatsoever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent, or such officer, director, partner, shareholder or employee of Landlord or its managing agent (as the case may be) is required to plead or answer thereto. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not file any Real Estate Tax Appeal with respect to the Land, Building or the Demised Premises.


                      ARTICLE 13 - INSURANCE AND INDEMNITY

         13.01. Landlord shall maintain or cause to be maintained All Risk insurance in respect of the Building and other improvements on the Land normally covered by such insurance (except for the property Tenant is required to cover with insurance under Section 13.02 and similar property of other tenants and occupants of the Building or buildings and other improvements which are on land neither owned by nor leased to Landlord) for the benefit of Landlord, any Superior Lessors, any Superior Mortgagees and any other parties Landlord may at any time and from time to time designate, as their interests may appear, but not for the benefit of Tenant, and shall maintain rent insurance as required by any Superior Lessor or any Superior Mortgagee. The All Risk insurance will be in the amounts required by any Superior Lessor or any Superior Mortgagee but not less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies. Landlord may also maintain any other forms and types of insurance which Landlord shall deem reasonable in respect of the Building and Land. Landlord shall have the right to provide any insurance maintained or caused to be maintained by it under blanket policies.

         13.02. Tenant shall maintain the following insurance: (a) comprehensive general public liability insurance in respect of the Demised Premises and the conduct and operation of business therein, having not less than a $5,000,000.00 combined single limit per occurrence for bodily injury or death to any one person and for bodily injury or death to any number of persons in any one occurrence, and for property damage, including water damage and sprinkler leakage legal liability (coverage to include but not be limited to (i) premises operation, completed operations, broad form contractual liability and product liability, (ii) comprehensive automobile, truck and vehicle liability insurance covering all owned, hired and non-owned vehicles used by the contractor(s) in connection with their work and any loading of such vehicles, with limits as stated above and (iii) worker's compensation, employers liability and occupational disease insurance as required by statutes, but in any event not less than $500,000.00 for Coverage B covering all damages and injuries arising from each accident or occupational disease) (b) steam boiler, air conditioning and machinery insurance, protecting Landlord and Tenant, with limits of not less than $500,000, if there is a boiler or pressure object or other similar equipment in the Demised Premises, and (c) All Risk insurance in respect of
Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, equipment, signs and all other property of Tenant in the Demised Premises in any amounts required by any Superior Lessor or any Superior Mortgagee but not less than eighty percent (80%) of the full insurable value of the property covered and not less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies, and (d) such other insurance as is required for compliance with the Insurance Requirements. Landlord may at any time and from time to time require that the limits for the comprehensive general public liability insurance to be maintained by Tenant be increased to the limits that new tenants in the Building are required by Landlord to maintain. Tenant shall deliver to Landlord and any additional named insured(s) certificates for such fully paid-for policies upon execution hereof. Upon request of Landlord, Tenant shall furnish Landlord with copies of all such insurance policies. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured(s) certificates therefor at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility, having a Bests Key Rating Guide of not less than A, Class VII, licensed to do business in New Jersey, and all such policies shall contain a provision whereby the same cannot be canceled unless Landlord and any additional insured(s) are given at least thirty (30) days' prior written notice of such cancellation. The certificates of insurance to be delivered to Landlord by Tenant shall name Landlord as an additional insured and, at Landlord's request, shall also name any Superior Lessors or Superior Mortgagees as additional insureds, and the following phrase must be typed on the certificate of insurance: "Hartz Mountain Industries, Inc., and its respective subsidiaries, affiliates, associates, joint ventures, and partnerships, are hereby named as additional insureds as their interests may appear (and if Landlord has so requested, Tenant shall include any Superior Lessors and Superior Mortgagees as additional insured(s)). It is intended for this insurance to be primary and non-contributing." Tenant shall give Landlord at least thirty (30) days' prior written notice that any such policy is being canceled or replaced.

         13.03. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Demised Premises or use or occupy the Demised Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect of the Land and Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses. In case of a breach of the provisions of this Section 13.03, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify Landlord and the Superior Lessors and hold Landlord and the Superior Lessors harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant and
(b) pay to Landlord any and all increases of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach.

         13.04. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees in connection with conduct or management of the Demised Premises or by reason of any claim referred to above, Tenant, upon notice from Landlord or such Superior Lessor, shall, at Tenant's cost and expense, resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord.

         13.05. Neither Landlord nor any Superior Lessor shall be liable or responsible for, and Tenant hereby releases Landlord and each Superior Lessor from, all liability and responsibility to Tenant and any person claiming by, through or under Tenant, by way of subrogation or otherwise, for any injury, loss or damage to any person or property in or around the Demised Premises or to Tenant's business irrespective of the cause of such injury, loss or damage, and Tenant shall require its insurers to include in all of Tenant's insurance policies which could give rise to a right of subrogation against Landlord or any Superior Lessor a clause or endorsement whereby the insurer waives any rights of subrogation against Landlord and such Superior Lessors or permits the insured, prior to any loss, to agree with a third party to waive any claim it may have against said third party without invalidating the coverage under the insurance policy.

                       ARTICLE 14 - RULES AND REGULATIONS

         14.01. Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which in Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein, or the operation or maintenance of the Building or its equipment and fixtures, or the Common Areas, and which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees.

                       ARTICLE 15 - ALTERATIONS AND SIGNS

         15.01. Tenant shall not make any alterations or additions to the Demised Premises, or make any holes or cuts in the walls, ceilings, roofs, or floors thereof, or change the exterior color or architectural treatment of the Demised Premises, without on each occasion first obtaining the consent of Landlord. Tenant shall submit to Landlord plans and specifications for such work at the time Landlord's consent is sought. Notwithstanding the foregoing, Landlord's consent shall not be required, however notice to the Landlord (together with a copy of the plans and specifications) shall be required, for alterations that are non-structural in nature and do not involve or affect the mechanical systems of the Demised Premises or Building and have a cost of less than $75,000.00, provided such notice shall include reasonably sufficient details of the alteration(s). Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord in (a) reviewing said plans and specifications and (b) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. Before proceeding with any permitted alteration which will cost more than $50,000 (exclusive of the costs of decorating work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, Tenant shall obtain and deliver to Landlord either (i) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New Jersey), each in an amount equal to 100% of such estimated cost and in form satisfactory to Landlord, or (ii) such other security as shall be satisfactory to Landlord. Tenant shall fully and promptly comply with and observe the Rules and Regulations then in force in respect of the making of alterations. Any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant in respect of the adequacy, correctness or efficiency thereof or otherwise.

         15.02. Tenant shall obtain all necessary governmental permits and certificates for the commencement and prosecution of permitted alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance therewith and with all applicable Legal Requirements and Insurance Requirements. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (a) the original installations of the Building, or (b) the then standards for the Building established by Landlord. Alterations shall be performed by contractors first approved by Landlord (such approval not to be unreasonably withheld); provided, however, that any alterations in or to the mechanical, electrical, sanitary, heating, ventilating, air conditioning or other systems of the Building shall be performed only by the contractor(s) designated by Landlord. Alterations shall be made in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any alterations, Tenant shall pay any such additional expense upon demand. Throughout the making of alterations, Tenant shall carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, under which Landlord and its managing agent and any Superior Lessor whose name and address shall previously have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of alterations and, on request, at reasonable intervals thereafter during the making of alterations.

         15.03. Tenant shall not place any signs on the roof, exterior walls or grounds of the Demised Premises without first obtaining Landlord's written consent thereto. Landlord shall not unreasonably withhold or delay its consent the installation of a sign on the exterior wall of the Demised Premises, setting forth Tenant's name and logo, identifying the Tenant's occupancy of the Demised Premises. Tenant shall not place the sign of any third party on the Demised Premises or the Building. Tenant shall, at Tenant's sole cost and expense, be responsible for the maintenance of said sign. At Landlord's request, upon termination or expiration of this Lease, Tenant shall, at Tenant's sole cost and expense, remove such sign and repair any damage to the Building resulting therefrom. In placing any signs on or about the Demised Premises, Tenant shall, at its expense, comply with all applicable Legal Requirements and obtain all required permits and/or licenses.

                  ARTICLE 16 - LANDLORD'S AND TENANT'S PROPERTY

         16.01. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed to be the property of Landlord and shall not be removed by Tenant, except as provided in Section 16.02, provided however that Landlord's consent shall not be required for the removal of the pre-existing pipe rack and conveyor system in connection with the initial installation of Tenant's Work. Further, any carpeting or other personal property in the Demised Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

         16.02. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building and all furniture, furnishings, and other movable personal property owned by Tenant and located in the Demised Premises (collectively, "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises, the Building or the Common Areas resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered as the Tenant's Property and shall be deemed the property of Landlord.

         16.03. At or before the Expiration Date or the date of any earlier termination of this Lease, or within fifteen (15) days after such an earlier termination date, Tenant shall remove from the Demised Premises all of the Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord if not removed), and Tenant shall repair any damage to the Demised Premises, the Building and the Common Areas resulting from any installation and/or removal of the Tenant's Property. Any items of the Tenant's Property which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense.


                      ARTICLE 17 - REPAIRS AND MAINTENANCE

         17.01. Tenant shall, throughout the Term, take good care of the Demised Premises, the fixtures and appurtenances therein, and shall not do, suffer, or permit any waste with respect thereto. Tenant shall keep and maintain the Demised Premises including without limitation all building equipment, windows, doors, loading bay doors and shelters, plumbing and electrical systems, heating, ventilating and air conditioning ("HVAC") systems (whether located in the interior of the Demised Premises or on the exterior of the Building) in a clean and orderly condition. Tenant shall, at Landlord's option, keep and maintain in a clean and orderly condition all HVAC systems and any other mechanical or other systems exclusively serving the Demised Premises which are located in whole or in part outside of the Demised Premises (it being understood and agreed that if Landlord shall elect to keep and maintain said systems, then the cost of same shall be included in Operating Expenses). Tenant shall keep and maintain all exterior components of any windows, doors, loading bay doors and shelters serving the Demised Premises in a clean and orderly condition. The phrase "keep and maintain" as used herein includes repairs, replacement and/or restoration as appropriate. Tenant shall not permit or suffer any over-loading of the floors of the Demised Premises. Tenant shall be responsible for all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, in and to the Demised Premises, and the Building (including the facilities and systems thereof) and the Common Areas the need for which arises out of (a) the performance or existence of the Tenant's Work or alterations, (b) the installation, use or operation of the Tenant's Property in the Demised Premises, (c) the moving of the Tenant's Property in or out of the Building, or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees. Upon request by Landlord, Tenant shall furnish Landlord with true and complete copies of maintenance contracts and with copies of all invoices for work performed, confirming Tenant's compliance with its obligations under this Article. In the event Tenant fails to furnish such copies, Landlord shall have the right, at Tenant's cost and expense, to conduct such inspections or surveys as may be required to determine whether or not Tenant is in compliance with this Article and to have any work required of Tenant performed at Tenant's cost and expense. Tenant shall promptly replace all scratched, damaged or broken doors and glass in and about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. The Tenant shall also arrange for its own cleaning services and rubbish removal, subject to the right of Landlord, at Landlord's option to perform such services and include the cost of such services in Operating Expenses. Tenant shall promptly make all repairs in or to the Demised Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractor(s) designated by Landlord. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, in form (including, without limitation, a bond issued by a corporate surety licensed to do business in New Jersey) and amount, as Landlord shall deem necessary to assure the payment for such work by Tenant.

         17.02. Landlord shall make all structural repairs and replacements, including, specifically, the roof and roof membrane (except as hereinabove provided in Section 17.01) and the cost thereof shall be included in Operating Expenses, for which Tenant shall pay Tenant's Fraction. Landlord shall keep and maintain the Common Areas and shall procure landscaping and snow removal services for the Building and the cost thereof shall be included in Operating Expenses, for which Tenant shall pay Tenant's Fraction.

         17.03. Tenant shall not permit or suffer the overloading of the floors of the Demised Premises beyond a total combined load of 250 pounds per square foot, or such lesser amount as may be applicable to any mezzanine or second floor area.

         17.04. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's doing any repairs, maintenance, or changes which Landlord is required or permitted by this Lease, or required by Law, to make in or to any portion of the Building.

                          ARTICLE 18 - UTILITY CHARGES

         18.01. Tenant shall pay all charges for gas, water, sewer, electricity, heat or other utility or service supplied to the Demised Premises as measured by meters relating to Tenant's use, and any cost of repair, maintenance, replacement, and reading of any meters measuring Tenant's consumption thereof. If any utilities or services are not separately metered or assessed or are only partially separately metered or assessed and are used in common with other tenants or occupants of the Building, Tenant shall pay to Landlord on demand Tenant's proportionate share of such charges for utilities and/or services, which shall be such charges multiplied by a fraction the numerator of which shall be the Floor Space in the Demised Premises and the denominator of which shall be the Floor Space of all tenants and occupants of the Building using such utilities and/or services. In the event Landlord determines that Tenant's utilization of any such service exceeds the fraction referred to above, Tenant's proportionate share with respect to such service shall, at Landlord's option, mean the percentage of any such service (but not less than the fraction referred to above) which Landlord reasonably estimates as Tenant's utilization thereof. Tenant expressly agrees that Landlord shall not be responsible for the failure of supply to Tenant of any of the aforesaid, or any other utility service. Landlord shall not be responsible for any public or private telephone service to be installed in the space, particularly conduit, if required.

         18.02. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior consent in each instance (which shall not be unreasonably withheld), connect any fixtures, appliances or equipment to the Building's electric distribution system or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant to Landlord on demand.

                      ARTICLE 19 - ACCESS, CHANGES AND NAME

         19.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Demised Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities and the use thereof, as well as access thereto through the Demised Premises for the purpose of operating, maintenance, decoration and repair, are reserved to Landlord. Landlord also reserves the right, to install, erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided such are properly enclosed.

         19.02. Landlord and its agents shall have the right to enter and/or pass through the Demised Premises at any time or times (a) to examine the Demised Premises and to show then to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers of the Building, and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's obligations hereunder. During the period of eighteen (18) months prior to the Expiration Date, Landlord and its agents may exhibit the Demised Premises to prospective tenants.

         19.03. If at any time any windows of the Demised Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building or the Common Areas, other than the Demised Premises, is temporarily or permanently closed or inoperable, the same shall not be deemed a constructive eviction and shall not result in any reduction or diminution of Tenant's obligations under this Lease.

         19.04. If, during the last month of the Term, Tenant has removed all or substantially all of the Tenant's Property from the Demised Premises, Landlord may, without notice to Tenant, immediately enter the Demised Premises and alter, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's obligations hereunder.

         19.05. Landlord reserves the right, at any time and from time to time, to make such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof as Landlord shall deem necessary or desirable.

         19.06. Landlord may adopt any name for the Building. Landlord reserves the right to change the name and/or address of the Building at any time. Landlord agrees that, provided Tenant is not in default of its obligations under this Lease, and further provided Tenant has not assigned this Lease or sublet more than twenty-five percent (25%) of the Demised Premises and is in occupancy of not less than fifty percent (50%) of the Building, Landlord shall not name the Building after another tenant of the Building.

                  ARTICLE 20 - MECHANICS' LIENS AND OTHER LIENS

         20.01. Nothing contained in this Lease shall be construed to imply any consent of Landlord to subject Landlord's interest or estate to any liability under any mechanic's, construction or other lien law. If any lien or any Notice of Intention (to file a lien), Lis Pendens, or Notice of Unpaid Balance and Right to File Lien is filed against the Land, the Building, or any part thereof, or the Demised Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Tenant, or anyone holding any part of the Demised Premises through or under Tenant, Tenant shall cause the same to be canceled and discharged of record by payment, bond or order of a court of competent jurisdiction within fifteen (15) days after notice by Landlord to Tenant.

                 ARTICLE 21 - NON-LIABILITY AND INDEMNIFICATION

         21.01. Neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Land or Building without contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Further, neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable (a) for any such damage caused by other tenants or Persons in, upon or about the Land or Building, or caused by operations in construction of any private, public or quasi-public work; or (b) even if negligent, for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any Person claiming through or under Tenant.

         21.02. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case of any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord).

         21.03. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Land and Building (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord or any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgement (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of, or in connection with, this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys.

                       ARTICLE 22 - DAMAGE OR DESTRUCTION

         22.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as in this Article 22 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage.

         22.02. Subject to the provisions of Section 22.05, if all or part of the Demised Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Rent shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Demised Premises bears to the total area of the Demised Premises (to the extent of rent insurance proceeds received by the Landlord, provided however that the aforementioned limitation shall be conditioned upon Landlord obtaining and maintaining rent insurance covering a period of not less than twelve (12) months rent) for the period from the date of the damage or destruction to (a) the date the damage to the Demised Premises shall be substantially repaired, or
(b) if the Building and not the Demised Premises is so damaged or destroyed, the date on which the Demised Premises shall be made tenantable; provided, however, should Tenant reoccupy a portion of the Demised Premises during the period the repair or restoration work is taking place and prior to the date that the Demised Premises are substantially repaired or made tenantable the Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Demised Premises bears to the total area of the Demised Premises, shall be payable by Tenant from the date of such occupancy.

         22.03. If (a) the Building or the Demised Premises shall be totally damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) that its repair or restoration requires the expenditure, as estimated by a reputable contractor or architect designated by Landlord, of more than twenty percent (20%) (or ten percent [10%] if such casualty occurs during the last two [2] years of the Term) of the full insurable value of the Building immediately prior to the casualty, or (c) the Building shall be damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) and either the loss shall not be covered by Landlord's insurance or the net insurance proceeds (after deducting all expenses in connection with obtaining such proceeds) shall, in the estimation of a reputable contractor or architect designated by Landlord be insufficient to pay for the repair or restoration work, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the fire or other casualty.

         22.04. Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article 22. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Demised Premises, but Landlord shall not be required to do such repair or restoration work except during Landlord's business hours on business days.

         22.05.   Notwithstanding  any  of  the  foregoing  provisions  of  this
Article 22, if by reason of some act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, either (a) Landlord or any Superior Lessor or any Superior Mortgagee shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other casualty, or (b) the Demised Premises or the Building shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement or reduction of the Rent. Further, nothing contained in this Article 22 shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty.

         22.06. Landlord will not carry insurance of any kind on the Tenant's Property, and, except as provided by law or by reason of Landlord's breach of any of its obligations hereunder, shall not be obligated to repair any damage to or replace the Tenant's Property.

         22.07. The provisions of this Article 22 shall be deemed an express agreement governing any case of damage or destruction of the Demised Premises and/or Building by fire or other casualty, and any law providing for such a contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.

                           ARTICLE 23 - EMINENT DOMAIN

         23.01. If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of the whole of the Demised Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If 25% or less of the Floor Space of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than 25% of the Floor Space of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority, but either party shall have the right to terminate this Lease upon notice given to the other party within 30 days after such taking possession. If more than 25% of the Floor Space of the Building shall be so taken or conveyed, Landlord may, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If so much of the parking facilities shall be so taken or conveyed that the number of parking spaces necessary, in Landlord's judgment, for the continued operation of the Building shall not be available, Landlord shall, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Rent shall be computed as of the day possession shall be taken on the basis of the remaining Floor Space of the Demised Premises. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall, at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same) available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land or for the unexpired portion of the term of any Superior Lease), make all necessary alterations so as to constitute the remaining Building a complete architectural and tenantable unit, except for the Tenant's Property, and Tenant shall make all alterations or replacements to the Tenant's Property and decorations in the Demised Premises. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Land or Building, the Demised Premised or otherwise, shall be the property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation, including, without limitation, any award or compensation for the value of the unexpired portion of the Term. Tenant shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed for the Tenant's Property and for loss of business, good will, and depreciation or injury to and cost of removal of the Tenant's Property, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Landlord.

         23.02. If the temporary use or occupancy of all or any part of the Demised Premises shall be taken during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Demised Premises, for the taking of the Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay the Rent in full when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award or payment which represents compensation for the use and occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive (except as otherwise provided below) so much thereof as represents compensation for the period up to and including the Expiration Date and Landlord shall receive so much thereof as represents compensation for the period after the Expiration Date. All monies to be paid to Tenant as, or as part of, an award or payment for temporary use and occupancy for a period beyond the date to which the Rent has been paid shall be received, held and applied by the first Superior Mortgagee (or if there is no Superior Mortgagee, by Landlord as a trust fund) for payment of the Rent becoming due hereunder.

                             ARTICLE 24 - SURRENDER

         24.01. On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease.

         24.02. If Tenant remains in possession of the Demised Premises after the expiration of the Term, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month to month at the sufferance of Landlord subject to all of the provisions of this Lease, except that the monthly Fixed Rent shall be twice the Fixed Rent in effect during the last month of the Term, plus 1/12th of the average annual Percentage Rent for the immediately preceding three full Calendar Years (or for the entire Term if less than three full Calendar Years).

         24.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

                      ARTICLE 25 - CONDITIONS OF LIMITATION

         25.01. This Lease is subject to the limitation that whenever Tenant or any Guarantor (a) shall make an assignment for the benefit of creditors, or
(b) shall commence a voluntary case or have entered against it an order for relief under any chapter of the Federal Bankruptcy Code (Title 11 of the United States Code) or any similar order or decree under any federal or state law, now in existence, or hereafter enacted having the same general purpose, and such order or decree shall have not been stayed or vacated within 30 days after entry, or (c) shall cause, suffer, permit or consent to the appointment of a receiver, trustee, administrator, conservator, sequestrator, liquidator or similar official in any federal, state or foreign judicial or nonjudicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, and such appointment shall not have been revoked, terminated, stayed or vacated and such official discharged of his duties within 30 days of his appointment, then Landlord, at any time after the occurrence of any such event, may


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



give Tenant a notice of intention to end the Term at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 27.

         25.02. This Lease is subject to the further limitations that: (a) if Tenant shall default in the payment of any Rent and such default remains uncured for five (5) days after written notice from Landlord, or (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor to prosecution for a crime (as more particularly described in the last sentence of Section 12.02) or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said thirty
(30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) complete such remedy within a reasonable time after the date of said notice by Landlord, or (c) if any event shall occur or any contingency shall arise whereby this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 11, or
(d) if Tenant shall vacate or abandon the Demised Premises, or (e) if there shall be any default by Tenant (or any person which, directly or indirectly, controls, is controlled by, or is under common control with Tenant) under any other lease with Landlord (or any person which, directly or indirectly, controls, is controlled by, or is under common control with Landlord) which shall not be remedied within the applicable grace period, if any, provided therefor under such other lease, then in any of said cases Landlord may give to Tenant a notice of intention to end the Term at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five (5) days, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 27.

                        ARTICLE 26 - RE-ENTRY BY LANDLORD

         26.01. If Tenant shall default in the payment of any Rent, or if this Lease shall terminate as provided in Article 25, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises. The word "re-enter," as used herein, is not restricted to its technical legal meaning. If this Lease is terminated under the provisions of
Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

         26.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

         26.03. If this Lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as Advance Rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law.

                              ARTICLE 27 - DAMAGES

         27.01. If this Lease is terminated under the provisions of Article 25 or if Landlord shall re-enter the Demised Premises under the provisions of
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay as Additional Charges to Landlord, at the election of Landlord, either or any combination of:

         A. a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (I) the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Percentage Rent and Additional Charges to be the same as were the average monthly Percentage Rent and Additional Charges payable for the year, or if less than three hundred sixty five
         (365) days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, over (ii) the aggregate rental value of the Demised Premises for the same period; or

         B. sums equal to the Fixed Rent, Percentage Rent (in the same monthly amount as the average monthly Percentage Rent payable for the year, or if less than three hundred sixty five (365) days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any such for the collection of damages pursuant to this subdivision (b) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting; or

         C. a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges to be the same as were the average monthly Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date; provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Landlord have to account to Tenant for any rents in excess of the total damages recovered by Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (c) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Demised Premises or any part thereof should be relet by Landlord before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure to relet the Demised Premises or any part thereof, or if the Demised Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease.

         27.02. Suit or suits for the recovery of such damages or, any installments thereof, may be brought by Landlord at any time and from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, whether or not such amount be greater than, equal to, or less than any of the sums referred to in Section 27.01.

         27.03. In addition, if this Lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of Article 26, Tenant covenants that: (a) the Demised Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the Expiration Date; (b) Tenant shall have performed prior to any such termination any obligation of Tenant contained in this Lease for the making of any alteration or for restoring or rebuilding the Demised Premises or the Building, or any part thereof; and (c) for the breach of any covenant of Tenant set forth above in this Section 27.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

         27.04. In addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 27, if any

Rent or damages payable hereunder by Tenant to Landlord are not paid upon demand therefor, the same shall bear interest at the Late Payment Rate or the maximum rate permitted by law, whichever is less, from the due date thereof until paid, and the amounts of such interest shall be Additional Charges hereunder.

         27.05. In the event of Tenant's default under this Lease and Landlord's re-entry and recovery or possession of the Demised Premises, Landlord shall use commercially reasonable efforts to mitigate Landlord's damages by reletting of the Demised Premises. The net proceeds of any such reletting received by Landlord shall be credited against Tenant's then-outstanding obligations under this Lease. As used herein, "net proceeds" shall mean the full amount of rent and other similar charges paid to Landlord by all succeeding tenants of all or any portion of the Demised Premises less Landlord's actual expenses of reletting the Demised Premises (including, but not limited to expenses or work done to the Demised Premises in connection with such reletting, broker's fees and attorneys' fees). Nothing contained herein shall require Landlord to relet the Demised Premises prior to or with any preference over the leasing of any other similar premises of Landlord or any affiliate of Landlord, nor shall any rental of such other premises reduce the damages which Landlord would be entitled to recover from Tenant.

                        ARTICLE 28 - AFFIRMATIVE WAIVERS

         28.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being dispossessed or ejected from the Demised Premises by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

         28.02. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Demised Premises and use of the Common Area, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Demised Premises.

                             ARTICLE 29 - NO WAIVERS

         29.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent, Percentage Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                      ARTICLE 30 - CURING TENANT'S DEFAULTS

         30.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of fifteen (15) days from the date Landlord gives Tenant notice of the default. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees and expenses, involved in collecting or endeavoring to collect the Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this Lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Demised Premises after default by Tenant or upon the expiration of the Term or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Article at the Late Payment Rate or the maximum rate permitted by law, whichever is less, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and such amounts shall be due and payable in accordance with the terms of such bills.

                               ARTICLE 31 - BROKER

         31.01. Landlord and Tenant represent that no broker was instrumental in bringing about or consummating this Lease and that Landlord and Tenant had no conversations or negotiations with any broker concerning the leasing of the Demised Premises to the Tenant. Landlord and Tenant agree to indemnify and hold each other harmless against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by such party with any broker claiming to have dealt through the indemnifying party.

                              ARTICLE 32 - NOTICES

         32.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal Requirement, shall be in writing and shall be deemed to have been properly given, rendered or made only if hand delivered or sent by United States registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth (except that after the Fixed Rent Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building) as to Landlord, to the attention of General Counsel with a concurrent notice to the attention of Controller, and shall be deemed to have been given, rendered or made on the second day after the day so mailed, unless mailed outside the State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it. In addition, upon and to the extent requested by Landlord, copies of notices shall be sent to the Superior Mortgagee.

                       ARTICLE 33 - ESTOPPEL CERTIFICATES

         33.01. Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, execute and deliver to the requesting party a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the party giving the statement, the requesting party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the party giving the statement shall have knowledge, and stating whether or not, to the best knowledge of the party giving the statement, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default of the requesting party, and, if so, specifying each such event; any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                            ARTICLE 34 - ARBITRATION

         34.01. Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute but only where arbitration is expressly provided for in this Lease. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in Newark, New Jersey, by a single arbitrator, in accordance with the rules then obtaining of the American
Arbitration Association (or any organization which is the successor thereto). The award in such arbitration may be enforced on the application of either party by the order or judgment of a court of competent jurisdiction. The fees and expenses of any arbitration shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof. If Tenant gives notice requesting arbitration as provided in this Article, Tenant shall simultaneously serve a duplicate of the notice on each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and such Superior Mortgagees and Superior Lessor shall have the right to participate in such arbitration.

                        ARTICLE 35 - MEMORANDUM OF LEASE

         35.01. Tenant shall not record this Lease. However, at the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease. Whichever party records such memorandum of Lease shall pay all recording costs and expenses, including any taxes that are due upon such recording.

                           ARTICLE 36 - MISCELLANEOUS

         36.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statement or representation not embodied in this Lease or in any other written agreement(s) made concurrently herewith. The submission of this Lease to Tenant does not constitute by Landlord a reservation of, or an option to Tenant for, the Demised Premises, or an offer to lease on the terms set forth herein and this Lease shall become effective as a lease agreement only upon execution and delivery thereof by Landlord and Tenant.

         36.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of abandonment is sought.

         36.03. If Tenant shall at any time request Landlord to sublet or let the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting or letting.

         36.04. Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 11 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 39.04 shall not be construed as modifying the conditions of limitation contained in
Article 25.

         36.05. Except for Tenant's obligations to pay Rent, the time for Landlord or Tenant, as the case may be, to perform any of its respective obligations hereunder shall be extended if and to the extent that the performance thereof shall be prevented due to any Unavoidable Delay. Except as expressly provided to the contrary, the obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, (a) because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease due to any of the matters set forth in the first sentence of this Section 36.05, or (b) because of any failure or defect in the supply, quality or character of electricity, water or any other utility or service furnished to the Demised Premises for any reason beyond Landlord's reasonable control.

         36.06. Any liability for payments hereunder (including, without limitation, Additional Charges) shall survive the expiration of the Term or earlier termination of this Lease.

         36.07. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

         36.08. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the Person causing or authorized to cause such excavation, license to enter the Demised Premises for the purpose of performing such work as said Person shall reasonably deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease.

         36.09. Tenant shall not exercise its rights under Article 15 or any other provision of this Lease in a manner which would violate Landlord's union contracts or create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

         36.10. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Demised Premises for which Landlord might be liable,
(b) any fire or other casualty in the Demised Premises, (c) any damage to or defect in the Demised Premises, including the fixtures and equipment thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Demised Premises or any part thereof.

         36.11. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. Tenant hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Lease may be brought in the Courts of the State of New Jersey, or the Federal District Court for the District of New Jersey, as Landlord may elect. By execution and delivery of this Lease, Tenant hereby irrevocably accepts and submits generally and unconditionally for itself and with respect to its properties, to the jurisdiction of any such court in any such action or proceeding, and hereby waives in the case of any such action or proceeding brought in the courts of the State of New Jersey, or Federal District Court for the District of New Jersey, any defenses based on jurisdiction, venue or forum non conveniens. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected and shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. In the event Landlord permits Tenant to examine Landlord's books and records with respect to any Additional Charge imposed under this Lease, such examination shall be conducted at Tenant's sole cost and expense and shall be conditioned upon Tenant retaining an independent accounting firm for such purposes which shall not be compensated on any type of contingent fee basis with respect to such examination. Wherever in this Lease or by law Landlord is authorized to charge or recover costs and expenses for legal services or attorneys' fees, same shall include, without limitation, the costs and expenses for in-house or staff legal counsel or outside counsel at rates not to exceed the reasonable and customary charges for any such services as would be imposed in an arms length third party agreement for such services.

         36.12. Within thirty (30) days of each anniversary date of this Lease, Tenant shall annually furnish to Landlord a copy of its then current audited financial statement which shall be employed by Landlord for purposes of financing the Premises and not distributed otherwise without prior authorization of Tenant. Any material adverse change of Tenant's financial condition shall be furnished to Landlord in writing forthwith and without request by Landlord for same.

         36.13. At least ninety (90) days prior to Tenant's termination of this Lease, and any extensions thereof, Tenant agrees to seek a determination from the New Jersey Department of Environmental Protection ("NJDEP") in the form of a Letter of Non-applicability ("LNA"), that the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA"), is inapplicable to the Tenant's cessation of operations and termination of this Lease. Tenant represents, warrants, and covenants that any information contained in any application for an LNA submitted pursuant to this subsection will be true and complete. Tenant represents that the Standard Industrial Classification (SIC) number applicable to Tenant's operations would not subject this transaction to the requirements of ISRA.

         (ii) In the event that an LNA is denied by NJDEP, notice of such denial will be given to Landlord within two (2) business days of Tenant's receipt of NJDEP's denial of the LNA. Tenant shall satisfy its obligations under ISRA prior to its lease termination date: (1) by securing an approval of the Tenant's Negative Declaration; or (2) by securing an approval of the Tenant's Remedial Action Workplan, and completing the implementation of such Plan, and obtaining from NJDEP a "No Further Action" letter. Tenant shall bear sole responsibility for any investigation and cleanup costs, fees, penalties, or damages associated with ISRA compliance. In the event that Tenant is unable to complete the its ISRA compliance obligations by the date of its lease termination, Landlord shall continue to provide Tenant with reasonable access to the Demised Premises, provided that any work undertaken by Tenant shall be performed in such a manner as to minimize interference with Landlord's or any other tenant's use of the Demised Premises. However, Landlord reserves its rights to deem Tenant a holdover tenant in the event that Tenant's ISRA compliance unreasonably restricts the Landlord's use of the Demised Premises.

         (iii) Tenant shall provide Landlord with copies of all correspondence, documents and reports, including sampling results submitted to or received from any governmental agency or third party in connection with Tenant's compliance with ISRA.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                                 Landlord:

                                                 IMPORT HARTZ ASSOCIATES
                                            BY:  HARTZ MOUNTAIN INDUSTRIES, INC.



                                            BY:  _______________________________
[Corporate Seal]                                 Irwin A. Horowitz
                                                 Executive Vice President


                                                 Tenant:

                                                 THE LESLIE FAY COMPANIES, INC.
                                                 DEBTOR-IN-POSSESSION

[Corporate Seal]

                                            BY:  _______________________________
                                                 Name:
                                                 Title:

                          LEASE MODIFICATION AGREEMENT


         THIS LEASE MODIFICATION AGREEMENT, made this 20th day of August 1996 by and between HARTZ MOUNTAIN METROPOLITAN, a New Jersey partnership, having an office at 400 Plaza Drive, Secaucus, New Jersey 07094 (hereinafter referred to as "Landlord") and THE LESLIE FAY COMPANIES, INC., debtor-in-possession, a Delaware corporation having an office at 1412 Broadway, New York, New York 10018 (hereinafter referred to as "Tenant").


                                  WITNESSETH:

         WHEREAS, by Agreement of Lease dated June 16, 1980, as amended September 12, 1986, May 22, 1989, and March 22, 1992 (collectively the "Lease") Landlord leased to Tenant and Tenant hired from Landlord certain premises located at 52 Metro Way, Secaucus, New Jersey (hereinafter the "Demised Premises"); and

         WHEREAS, Landlord and Tenant wish to modify the Lease to reflect an extension of the Term thereof on the terms and conditions more particularly set forth herein and amend the Lease accordingly;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Lease is hereby extended on the same terms and conditions as set forth therein from July 1, 1996 through March 31, 1997 (the "Expiration Date").

         2. Provided Tenant shall obtain an Order from the United States Bankruptcy Court satisfactory to Landlord (the "Assumption Approval"), approving the execution and assumption of that certain Lease between Import Hartz Associates and Tenant dated as of even date herewith for premises located at 77 Metro Way, Secaucus, New Jersey (the "77 Metro Way Lease"), Landlord and Tenant shall each have the right, upon prior written notice to the other to terminate this Lease, as more particularly provided in paragraph 3 hereof.

         3. In the event either Landlord or Tenant elects to terminate this Lease pursuant to paragraph 2 hereof, such termination shall be effective on the date Tenant vacates and surrenders the Demised Premises in accordance with
Article 19 hereof, including but not limited to the removal by Tenant, at its sole cost and expense, of Tenant's racking system, but in no event later than the Expiration Date. In the event of such termination by Landlord or Tenant, pursuant to paragraph 2 hereof, the Fixed Rent from and after the later to occur of (I) January 31, 1997, and (ii) the date on which Tenant shall have commenced the payment of Fixed Rent pursuant to the 77 Metro Way Lease, shall be reduced to One ($1.00) Dollar per month; provided, however that if Landlord notifies Tenant that Landlord has signed a lease with a new tenant for the Demised Premises (or any part thereof) and that Landlord requires possession of the Demised Premises for rental to such tenant or to prepare same for such rental, on a certain date (which date shall be at least twenty (20) days after the date on which such notice is given), and Tenant fails to vacate and surrender the Demised Premises on or before said date, then from the date specified in said notice until Tenant vacates and surrenders the Demised Premises, the Fixed Rent with respect to the Demised Premises shall be restored to the full rate of Fixed Rent applicable prior to the commencement of such period or reduced Fixed Rent. In the event Tenant fails to surrender the Demised Premises at the Expiration Date, or upon termination of this Lease pursuant to paragraph 2 hereof, Tenant shall be deemed a holdover and Landlord shall be entitled to any and all remedies available in law, in equity or by contract with respect to such holdover.

         4. Except as provided herein, all of the terms and conditions of the Lease, as amended above, are in full force and effect and are confirmed as if fully set forth herein.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this  Lease
Modification Agreement to be duly executed as of the day and year first above written.

ATTEST:                             IMPORT HARTZ ASSOCIATES
                                    BY:      HARTZ MOUNTAIN METROPOLITAN
                                    BY:      HARTZ MOUNTAIN INDUSTRIES, INC.

                                                     ("LANDLORD")


____________________                By:  ______________________________________
                                           Irwin A. Horowitz
                                           Executive Vice President

ATTEST:                             THE LESLIE FAY COMPANIES, INC.

                                                     ("TENANT")


___________________                 By:  ______________________________________

RIDER TO LEASE DATED AUGUST 20, 1996, BETWEEN IMPORT HARTZ ASSOCIATES, AS LANDLORD AND THE LESLIE FAY COMPANIES, INC., DEBTOR-IN-POSSESSION, AS TENANT.
----------------------------------------------------------------

        R1.     If any of the  provisions of this Rider shall  conflict with any of the provisions, printed or typewritten, of this Lease, such conflict shall resolve in every instance in favor of the provisions of this Rider.

        R2. Tenant shall have the right, subject to compliance by Tenant with all Legal Requirements, to operate a warehouse outlet store in a portion of the Demised Premises containing not more than 8,000 square feet of Floor Space (hereinafter referred to as the "Retail Premises"). In the event Tenant operates such outlet store, Tenant shall pay to Landlord, in addition to the Fixed Rent, a "Percentage Rent" (as hereinafter provided):

        a.      Percentage   Rent:  The  amount  for  any  period   computed  in
                accordance with the provisions of Paragraph f. hereof.

        b.      Percentage Rent Rate: Five percent (5%).

        c. Calendar Quarter: Any three-month period commencing on either a January 1, an April 1, a July 1 or an October 1.

        d. Gross Sales: The dollar aggregate of: (a) the actual sales price of all goods and merchandise sold, leased or licensed and the charges for all services performed by Tenant or otherwise in connection with all business conducted at or from the Retail Premises, whether made for cash, by check, credit or otherwise, without reserve or deduction for inability or failure to collect the same, including, without limitation, sales and services (I) where the orders therefor originate at or are accepted at or from the Retail Premises, whether delivery or performance thereof is made at or from the Retail Premises or any other place, it being understood that all sales made and orders received at or from the Retail Premises shall be deemed to have been made and completed therein even though the orders are fulfilled elsewhere or the payments of account are transferred to some other office for collection, (ii) where the orders therefor result from solicitation off the Retail Premises but which are conducted by personnel operating from or reporting to or under the control or supervision of any person at the Retail Premises, (iii) pursuant to mail, telegraph, telephone or other similar orders received or billed at or from the Retail Premises, and (iv) by means of mechanical or other vending devices, and (b) all monies or other things of value received by Tenant from its operations at the Retail Premises (which are not excluded from Gross Sales by the next succeeding sentence) including all finance charges, cost of gift or merchandise certificates and all deposits not refunded to customers. Gross Sales shall not include (x) the exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business and neither for the purpose of depriving Landlord of the benefits of a sale which would otherwise be made at or from the Retail Premises nor for the purpose of consummating a sale which has been theretofore made at or from the Retail Premises, (y) sales of trade fixtures which are not part of Tenant's stock in trade and not sold in the regular course of Tenant's business, or (z) the amount of any city, county, state or federal sales tax, luxury tax or excise tax on sales if the tax is added to the selling price and separately stated and actually paid to the taxing authority by Tenant; provided, however, no franchise or capital stock tax and no income or similar tax based upon income, profits or Gross Sales shall be deducted from Gross Sales in any event whatsoever. Cash or credit refunds made upon transactions included within the Gross Sales, but not exceeding the selling price of merchandise returned by the purchaser and accepted by Tenant, shall be deducted from the Gross Sales for the period when such refunds are made. Each charge or sale upon installment or credit or layaway, so called, shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Tenant shall receive payment from its customer. Each lease or rental or license of merchandise to customers shall be treated as a sale in the month in which the lease, rental or license is made for a price equal to the total rent of license fee payable. For purposes of this paragraph the word "Tenant" shall include any of Tenant's subtenants, concessionaires and licensees.

        e. Breakpoint: An amount at an annual rate of Three Hundred Fifty and 00/100 Dollars ($350.00)multiplied by the number of square feet of Floor Space of the retail store located within the Demised Premises; and in the event the Tenant exercises its right to extend the Term, the Breakpoint shall be increased in the same proportion as Fixed Rent applicable to such Extended Period is increased. If the Fixed Rent is not increased for such Extended Period, the Breakpoint shall remain the same as the Breakpoint in effect immediately preceding such Extended Period. If for any reason the Fixed Rent is reduced or abated, the Breakpoint shall be reduced in the same proportion as the Fixed Rent is reduced or abated.

        f. Within fifteen (15) days after the end of each calendar month during the Term, Tenant shall submit to Landlord a statement certified by Tenant (by an authorized officer if Tenant is a corporation or by a partner if Tenant is a partnership) stating the Gross Sales (including an itemization of all claimed deductions therefrom) for such month. Within fifteen (15) days after the end of each Calendar Quarter, Tenant shall pay to Landlord as Percentage Rent the amount, if any, by which the aggregate Gross Sales for the Calendar Year in which such Calendar Quarter occurs up to the end of such Calendar Quarter exceeds the Breakpoint for such period, or a pro-rata portion thereof for a partial Calendar Quarter, if applicable, multiplied by the Percentage Rent Rate. Within ninety (90) days after the end of each Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Tenant shall submit to Landlord a statement certified by an independent certified public accountant stating the Gross Sales (including an itemization of all claimed deductions therefrom) and the Percentage Rent for such Calendar Year, or partial

                Calendar Year if the Term shall begin on a date other than a January 1st and/or end on a date other than a December 31st, as the case may be, and if the Percentage Rent so stated for such period is more or less than the Percentage Rent paid for such period, Tenant shall pay to Landlord the deficiency, or Landlord shall refund to Tenant the excess, within twenty (20) days after submission of such statement of Gross Sales. For at least thirty-six (36) months after the expiration of each Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Tenant shall keep and maintain (and shall cause all subtenants, concessionaires and licensees to keep and maintain) in the Retail Premises or the main office of Tenant full and accurate books of account and records from which the Gross Sales can be determined. The books and records maintained shall include, but shall not be limited to (i) cash register tapes showing continuous grand total (from a sealed cash register), (ii) original source documents, (iii) sequentially numbered receipts, (iv) federal, state & local tax returns, (v) receipts from daily bank deposits, (vi) computer printouts and (vii) bank statements. Landlord shall have the right from time to time during such thirty-six (36) month period to inspect and audit all such books and records relating to Gross Sales, and Tenant, each subtenant, concessionaire and licensee will produce the same on request of Landlord. If any such inspection and audit discloses that the Gross Sales were understated, Tenant shall forthwith pay to Landlord any additional Percentage Rent shown to be payable, and if the Gross sales for any Calendar Year or partial Calendar Year were understated by more than One Thousand Dollars ($1,000.00), Tenant shall also pay the cost of Landlord's inspection and audit. Landlord does not in any way, or for any purpose, become a partner or joint venturer with Tenant hereunder. The provisions of this Lease relating to Percentage Rent are included solely for the purpose of providing a method whereby rentals are to be measured and ascertained.

        R3. The Tenant shall (except with respect to the Advance Rent) commence the payment of the Fixed Rent and Real Estate Taxes on the earlier to occur of January 1, 1997 or the date Tenant first occupies the Demised Premises other than for the performance of Tenant's Work (such date being refered to in this Lease as the "Fixed Rent Commencement Date").

        R4. Tenant agrees that Tenant shall obtain an Order from the United States Bankruptcy Court satisfactory to Landlord, approving the execution of this Lease and the assumption hereof by Tenant (herein the "Assumption Approval"). In the event final unappealable Assumption Approval is not obtained by the date which is forty-five (45) days from the date hereof, Landlord shall have the right, upon written notice to Tenant, to terminate this Lease whereupon this Lease and the extension of the 52 Metro Way Lease shall be deemed null and void and of no force and effect.

        R5.     Tenant shall have the right to during the Term hereof to use the parking spaces marked in blue on the attached Exhibit G.

        R6.     Provided  Tenant shall have  obtained the  Assumption  Approval,
Landlord shall, within thirty (30) days after receipt of written request therefor from Tenant given no earlier than the later


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



to occur of the Commencement Date and the date the Assumption Approval becomes final and unappealable, advance to Tenant up to the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) (the "Construction Allowance") for construction and installation of Tenant's Work so long as (i) Tenant shall not then be in default under this Lease beyond any applicable periods of notice and grace, (ii) Tenant provides to Landlord invoices and paid receipts in form and substance reasonably satisfactory to Landlord for the Tenant's Work for which Tenant is requesting the Construction Allowance, (iii) there are no liens as a result of the Tenant's Work, (iv) Tenant has submitted lien waivers and contractors' affidavits to Landlord, (v) Tenant has obtained all permits, including occupancy certificate(s), if required, for all Tenant's Work performed by Tenant, and (vi) Tenant has accepted possession of the Demised Premises and has paid all Rent then due.

        R7.     Notwithstanding anything contained to the contrary in Article 11 hereof, Landlord and Tenant agree as follows:

        (a) Tenant has advised Landlord that this Lease may be assigned by The Leslie Fay Companies, Inc. to an entity which shall have succeeded to ownership and control of all or substantially all of the assets of Leslie Fay's Sassco fashion division (said resulting entity hereinafter referred to as "Sassco") pursuant to the bankruptcy reorganization plan of The Leslie Fay Companies, Inc. or otherwise pursuant to Bankruptcy court order. Landlord's consent shall be given for such assignment to Sassco (such assignment referred to in this Lease sometimes as the "Sassco Assignment"); PROVIDED, HOWEVER, that
(i) such assignment shall be subject to Bankruptcy Court approval and Landlord shall be provided with evidence of receipt of the same; (ii) Sassco assumes all of the obligations to be performed by Tenant pursuant to this Lease; (iii) Landlord receives a copy of the proposed instrument that is to accomplish the same and an original of the executed agreement within ten (10) days of such transfer; and (iv) the transferee shall use the Demised Premises only for the purpose stated in the Permitted Uses. Landlord's consent to the Sassco Assignment shall not be deemed to be a consent to any further assignment, subletting, or transfer and shall require in each instance the prior written consent of Landlord pursuant to this Lease.

        (b) Notwithstanding anything contained in Article 11 to the contrary, Tenant may assign this Lease or sublet all or any portion of the Demised Premises to an Affiliate. For purposes of this Article, an "Affiliate" shall mean any Person owning or controlling Tenant, or under common ownership or control with or by Tenant. For purposes hereof, "ownership or control" shall mean the legal or beneficial ownership of fifty-one percent (51%) or more of the voting stock of any corporation, or, if not a corporation, fifty-one percent (51%) of the partnership interest or other form of ownership. The terms and provisions of this subparagraph (b) of this Paragraph R7 shall be personal to the original named Tenant and Sassco.

        (c) Notwithstanding anything contained in Article 11 to the contrary, Landlord agrees that it shall not unreasonably withhold or delay its consent to an assignment and/or subletting. Landlord's agreement not to unreasonably withhold its consent to a subletting and/or assignment shall be personal to the original named Tenant hereunder and to Sassco. Landlord agrees not to unreasonably withhold its consent to the subletting of the Demised Premises or an assignment of this Lease. In determining reasonableness, Landlord may take into consideration all relevant factors surrounding the proposed sublease and assignment, including, without limitation, the following: (i) The business reputation of the proposed assignee or subtenant and its officers or directors in relation to the other tenants or occupants of the Building or Development; (ii) the nature of the business and the proposed use of the Demised Premises by the proposed assignee or subtenant in relation to the other tenants or occupants of the Building or Development; (iii) whether the proposed assignee or subtenant (or if any subsidiary, affiliate or parent of a tenant) is then a tenant of (or in discussions with Landlord for) other space in the Building or Development, or any other property owned or managed by Landlord or its affiliates; (iv) the financial condition of the proposed assignee or subtenant; (v) restrictions, if any, contained in leases or other agreements affecting the Building and the Development; (vi) the effect that the proposed assignee's or subtenant's occupancy or use of the Demised Premises would have upon the operation and maintenance of the Building and the Development; (vii) the extent to which the proposed assignee or subtenant and Tenant provide Landlord with assurances reasonably satisfactory to Landlord as to the satisfaction of Tenant's obligations hereunder. In any event, at no time shall there be more than two (2) subtenants of the Demised Premises permitted.

        In the event the Demised Premises are sublet or this Lease is assigned, Tenant shall pay to Landlord as an Additional Charge the following amounts, if any, less the actual reasonable expense incurred by Tenant in connection with such assignment or subletting, as substantiated by Tenant, in writing, to Landlord's reasonable satisfaction, including, without limitation, a reasonable brokerage fee and reasonable legal fees, as the case may be: (i) in the case of an assignment, an amount equal to fifty percent (50%) of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment, and (ii) in the case of a sublease, fifty percent (50%) of any rents, additional charge or other consideration paid under the sublease to Tenant by the subtenant which is in excess of the Fixed Rent and Additional Charges accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof.

        R8. On the Commencement Date the roof shall be free of leaks and the mechanical systems and the electrical systems of the Building such as HVAC and lighting (but not the electrical systems serving machinery or equipment such as the conveyor system) of the Demised Premises shall be in working order.

        R9. Provided Tenant is not in default of its obligations under this Lease, Landlord shall consent to a reduction of the Security Deposit in the amount of $500,000 on the date (herein referred to as the "Reduction Date") which is thirty (30) days after the earlier to occur of (i) the date on which Tenant's plan of bankruptcy reorganization receives final unappealable approval of the U.S. Bankruptcy Court and Tenant is discharged therefrom with the Lease having been assumed and affirmed, or (ii) the Sassco Assignment is accomplished (and approved by Landlord) pursuant to and in accordance with the requirements of paragraph R7(a) hereof (provided that at the time of the Sassco Assignment, Sassco has a net worth of at least Fifty Million Dollars ($50,000,000), resulting in a total Security Deposit of $500,000.00 in the form of a Letter of Credit meeting the requirements of Article 8 of this Lease. Provided Tenant is not in default of its obligations under this Lease and the Sassco net worth shall not have been reduced below the amount set forth above, Landlord shall consent to a further reduction of the Security Deposit in the amount of $255,921.67 on the date which is one year after the Reduction Date, resulting in a total Security Deposit of $244,078.33 in the form of a Letter of Credit meeting the requirements of Article 8 of this Lease. In no event however shall the Letter of Credit contain a provision for its automatic reduction.

        R10. Landlord and Tenant agree that Tenant and Landlord's affiliate, Hartz Mountain Metropolitan ("HMM") shall enter into a modification of the Lease between HMM and Tenant, dated June 16, 1980 and amended September 12, 1986, May 22, 1989 and March 22, 1992 for the premises known as 52 Metro way (the "52 Metro Way Lease"), shall be extended on the same terms and conditions as set forth in the amendment annexed hereto as Exhibit F.

                                        ("Landlord")
                                        IMPORT HARTZ ASSOCIATES
                                        BY: HARTZ MOUNTAIN INDUSTRIES, INC.


                                    By: _______________________________
                                        Irwin A. Horowitz
                                        Executive Vice President

                                        ("Tenant")
                                        THE LESLIE FAY COMPANIES, INC.
                                        DEBTOR-IN-POSSESSION


                                    By: _______________________________
                                        Name:
                                        Title:


                      The undersigned hereby joins in the execution hereof with respect to the provisions of R10 of this Rider:

                                    HARTZ MOUNTAIN METROPOLITAN ASSOCIATES
                                    BY: HARTZ MOUNTAIN INDUSTRIES, INC.


                                    By: _______________________________
                                        Irwin A. Horowitz
                                        Executive Vice President